UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 31, 2020

Sun Pacific Holding Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51935	90-1119774
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 Highway 9 South, Suite 388, Manaplan, NJ 07726
(Address of principal executive offices)

Registrant’s telephone number, including area code	732-845-0906

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Section 8 – Other Events

Item 8.01 Other Events

Pursuant to certain Notes issued pursuant to an Indenture of Trust dated February 7, 2020 and disclosed via a Current Report on Form 8-K filed with the SEC on February 11, 2019, and all such Amendments as disclosed on subsequent Current Report(s) on Form 8-K, Medrecycler-RI, Inc., a wholly owned subsidiary of Sun Pacific Holding Corp. (the “Company”), was informed on July 29, 2020 that the Noteholder agreed to forbear from taking any remedial action for an Event of Default, absent additional Events of Default, for a period of thirty (30) days from the date of the letter while the Company continues to raise funds. The Company, upon expiration of the initial thirty (30) day forbearance, requested an additional thirty (30) day forbearance from remedial action which was granted on August 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Pacific Holding Corp.
(Registrant)
Date: September 3, 2020
	By:	/s/ Nicholas Campanella
	Name:	Nicholas Campanella
	Title:	Director